Pilgrim's Pride Corporation

Fiscal 2006 2nd Quarter Results

May 2, 2006

Cautionary Notes And Forward-Looking Statements

- Statements contained herein that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 1, 2005 and subsequent reports filed with the Securities and Exchange Commission.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the Company and to exclude recoveries resulting from our vitamin and methionine and other litigation, and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth – Remains Nominal

(million lbs.)

	2002	2003	% Change	2004	% Change	2005	% Change	2006P	% Change
Beef	27,090	26,234	-3%	24,544	-6%	24,692	1%	25,952	5%
Pork	19,664	19,945	1%	20,509	3%	20,685	1%	21,170	2%
Total Red Meat	46,754	46,179	-1%	45,053	-2%	45,377	1%	47,122	4%
Chicken	32,240	32,749	2%	34,063	4%	35,365	4%	35,876	1%
Turkey	5,660	5,589	-1%	5,399	-3%	5,456	1%	5,695	4%
Total Poultry	37,900	38,338	1%	39,462	3%	40,821	3%	41,571	2%
Total Red Meat And Poultry	84,654	84,517	0%	84,515	0%	86,198	2%	88,693	3%
Poultry Meat Exported	5,241	5,439	4%	5,225	-4%	5,716	9%	5,643	-1%
Red Meat Exported	4,060	4,235	4%	2,642	-38%	3,349	27%	4,042	21%

Source: Informa Economics report dated April 27, 2006

U.S. Per Capita Consumption (lbs.)

	2004	2005P	% Change	2006P	% Change	2007P	% Change
Beef	66.1	65.5	-0.9%	66.7	1.8%	64.0	-4.0%
Pork	51.3	50.0	-2.5%	50.4	0.8%	50.0	-0.8%
Total Red Meat	117.4	115.5	-1.6%	117.1	1.4%	114.0	-2.6%
Chicken	85.4	87.1	2.0%	89.0	2.2%	90.3	1.5%
Turkey	17.0	16.7	-1.8%	16.2	-3.0%	16.3	0.6%
Total Poultry*	102.4	103.8	1.4%	105.2	1.3%	106.6	1.3%
Total Red Meat And Poultry	219.8	219.3	-0.2%	222.3	1.4%	220.6	-0.8%

*Total Poultry includes Chicken and Turkey

April 2006 Source: National Chicken Council

Top U.S. Chicken Export Markets

	2002		2003		2004		2005		2006P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia [1]	1,521	31.67%	1,465	29.56%	1,570	32.82%	1,636	31.79%	1,800	35.54%
Mexico [2]	327	6.81%	366	7.38%	431	9.01%	522	10.14%	556	10.98%
China [3]	173	3.60%	292	5.89%	36	0.75%	208	4.04%	273	5.39%
Taiwan [4]	48	1.00%	65	1.31%	94	1.97%	168	3.26%	220	4.34%
Cuba [4]	115	2.39%	148	2.99%	140	2.93%	172	3.34%	127	2.51%
Other	2,781	57.91%	2,833	57.16%	2,746	57.41%	2,781	54.03%	2,436	48.09%
Total	4,802		4,956		4,783		5,147		5,065	
% of U.S. Production:		14.89%		15.13%		14.04%		14.55%		14.12%
% Inc.(Dec.) - Exports		-13.56%		3.21%		-3.49%		7.61%		-1.59%
% Inc.(Dec.) - Domesti		6.72%		1.29%		5.35%		3.20%		1.96%

(1) All poultry export permits were cancelled on April 27. Russian Agriculture Minister has said that permits would be reissued within 2 weeks of cancellation. However, no assurance can be given that this will occur. All AI restrictions have been lifted.

(2) Bans in U.S. generally lifted except for eleven counties in TX

(3) Bans in U.S. generally lifted except for CT, RI & NY

(4) Bans in U.S. generally lifted except for NY

Source: USDA & April 27, 2006 Informa Economics Projections

Broiler Cold Storage Inventories


1000
900
800
700
600
500
400
million pounds
J
F
M
A
M
J
J
A
S
O
N
D
April 2006 forward forecast
2003
2004
2005
2006

Source: USDA and Informa Economics Projections dated April 27, 2006

U.S. Industry Outlook

- **Pricing environment during (vs. prior year periods)** :

		2nd Qtr FY06	2nd Qtr Ytd	May 1, 2006
Primary:				
▪ GA Dock	➢	-6.2% to $0.69/lb.	-4.4% to $0.71/lb.	$0.68/lb.
▪ Leg Quarters	➢	-30.8% to $0.21/lb.	-9.6% to $0.27/lb.	$0.21/lb.
Other:				
▪ Wings	➢	-16.0% to $0.97/lb.	-16.5% to $0.89/lb.	$0.81/lb.
▪ Breast Meat	➢	-29.2% to $1.09/lb.	-22.4% to $1.12/lb.	$1.05/lb.

(Source: UrnerBarry Publications)

- **Export Outlook**
  - ➢ Exports are expected to decrease 1.6% year over year in 2006 according to Informa Economics

- **Cold Storage Thousand Lbs. (vs. prior month)**

		January 31, 2006	February 28, 2006	March 31, 2006
▪ Leg Quarters	➢	-2.7% to 171,942	-17.2% to 142,366	+2.1% to 145,375
▪ Total Chicken	➢	-0.5% to 920,749	+0.3% to 923,913	-6.1% to 867,479

(Source: USDA Cold Storage Report)

U.S. Industry Outlook - Continued

- **Grain Market**

FY2006 Actuals:	2nd Qtr FY06 Near-by Futures vs. Prior Year Qtr	2nd Qtr YTD FY06 Near-by Futures vs. Prior Year YTD
Corn*	+8.3% to $2.21/bushel	+1.0% to $2.05/bushel
Soybean Meal*	+10.0% to $181.56/ton	+9.2% to $175.77/ton

FY2006 Outlook:	2005-2006 Crop Year USDA Projections vs. 2nd Qtr YTD FY06	2005-2006 Crop Year 4/25/06 Futures (CBOT) vs. 2nd Qtr YTD FY06
Corn*	-4.9% to $1.95/bushel	+15.1% to $2.36/bushel
Soybean Meal*	-1.9% to $172.50/ton	+3.7% to $182.22/ton

* Excludes Freight and Basis Costs delivery costs
** Source data from Chicago Board of Trade ("CBOT")

Energy Pricing

Department of Energy - U.S. Energy Prices: Medium Recovery Case

	2005				2006				2007			
	1st	2nd	3rd	4th	1st	2nd	3rd	4th	1st	2nd	3rd	4th
Diesel[a] ($/gal)	2.07	2.26	2.56	2.71	2.50	2.65	2.59	2.60	2.48	2.42	2.40	2.47
Natural Gas[b] ($/mcf)	6.62	7.14	9.81	12.64	7.94	7.52	7.85	8.95	9.16	7.10	8.01	9.32

[a] On-highway retail [b] Residential Average

Analysis of Estimated Effects on Pricing

2nd Qtr 2006: Prices above prior year 2nd quarter

Diesel: 17.3%

Natural Gas: 5.3%

3rd Qtr 2006 Natual gas declines versus prior year 3rd quarter

Diesel: 1.1%

Natural Gas: -20.0%

4th Qtr 2006 Prices below prior year, same quarter averages by the following percentages:

Diesel: -4.1%

Natural Gas: -29.2%

Results from Operations – 2nd Quarter

($ in millions, except per share figures)

	Actual		
	FY2006	FY2005	%Change
EPS	**$ (0.48)**	**$ 0.85**	**-156.5%**
Net Sales	$ 1,265.7	$ 1,375.3	-8.0%
Net Income	$ (32.0)	$ 56.4	-156.7%
EBITDA	$ (3.3)	$ 133.1	-102.5%
EBITDA Reconciliation			
Net Income	$ (32.0)	$ 56.4	
Add:			
Income Tax (Benefit) Expense	(15.1)	34.2	
Interest expense, net	10.1	9.3	
Depreciation and amortization	34.7	33.8	
Minus:			
Amortization of capitalized financing costs	1.0	0.6	
EBITDA - as reported	$ (3.3)	$ 133.1	-102.5%
EBITDA Margin - as reported	-0.26%	9.68%	

Results from Operations – 2nd Quarter YTD

($ in millions, except per share figures)

		Actual			
		FY2006		FY2005	%Change
EPS	**$**	**(0.09)**	**$**	**1.58**	**-105.7%**
Net Sales	$	2,609.5	$	2,743.6	-4.9%
Net Income	$	(6.3)	$	104.9	-106.0%
EBITDA	$	71.6	$	254.7	-71.9%

EBITDA Reconciliation					
Net Income	$	(6.3)	$	104.9	
Add:					
Income Tax (Benefit) Expense		(4.2)		65.6	
Interest expense, net		18.6		21.6	
Depreciation and amortization		65.1		63.8	
Minus:					
Amortization of capitalized financing costs		1.6		1.2	
EBITDA - as reported	$	71.6	$	254.7	-71.9%
EBITDA Margin - as reported		2.74%		9.28%	

Sales by Segment – Actual

($ in millions)	2nd Quarter			2nd Quarter YTD		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Chicken:						
United States	$ 985.2	$ 1,090.8	-9.7%	$ 2,019.4	$ 2,125.6	-5.0%
Mexico	104.0	90.9	14.5%	196.4	187.8	4.6%
Total Chicken Sales	$ 1,089.2	$ 1,181.7	-7.8%	$ 2,215.8	$ 2,313.4	-4.2%
Total Turkey Sales	$ 17.1	$ 37.3	-54.2%	$ 79.0	$ 117.1	-32.5%
Sale of Other Products:						
United States	$ 154.1	$ 148.1	4.0%	$ 307.6	$ 303.3	1.5%
Mexico	5.3	8.2	-35.6%	7.1	9.8	-28.0%
Total Sale of Other Products	$ 159.4	$ 156.3	1.9%	$ 314.7	$ 313.1	0.5%
Total Net Sales	$ 1,265.7	$ 1,375.3	-8.0%	$ 2,609.5	$ 2,743.6	-4.9%

Summary Operating Results – Actual

($ in millions)	2nd Quarter FY2006	2nd Quarter FY2005	2nd Quarter YTD FY2006	2nd Quarter YTD FY2005
Operating Income:				
Chicken:				
United States	$ (37.7)	$ 82.1	$ 16.2	$ 170.7
Mexico	1.8	8.9	(5.3)	14.1
Sub Total	$ (35.9)	$ 91.0	$ 10.9	$ 184.8
Turkey	(6.7)	(5.5) *	(12.4)	(10.2) *
Other Products:				
United States	$ 4.4	$ 1.5	$ 8.9	$ 3.1
Mexico	0.3	2.0	0.8	2.4
Sub Total	$ 4.7	$ 3.5	$ 9.7	$ 5.5
GAAP Operating Income	**$ (37.9)**	**$ 89.0**	**$ 8.3**	**$ 180.0**
Operating Margin	-2.99%	6.47%	0.32%	6.56%

* Operating Income for both FY2005 2nd Quarter and FY2005 2nd Quarter YTD includes $4.4 million of proceeds on asset sales related to the FY2004 turkey restructure.

Long – Term Debt

($ in thousands)	Fiscal Quarter Ending April 1, 2006				Fiscal Year Ending October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 299,872	–	$ 299,872	2011	$ 302,588	–	$ 302,588
Senior unsecured notes, interest at 9 ¼%	2013	82,640	–	82,640	2013	100,000	–	100,000
Note payable to an insurance company at 6.68%	2012	51,634	–	51,634	2012	53,103	–	53,103
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	44,000	–	44,000	2013	54,667	–	54,667
Revolving term/credit facility at LIBOR plus 1.00%	2011	--	500,000	500,000	2011	--	500,000	500,000
Industrial revenue bond at variable rate	2012	9,500	–	9,500	2012	9,500	–	9,500
Industrial revenue bond at variable rate	2019	4,700	–	4,700	2019	4,700	–	4,700
Other notes payable	VAR	2,769	–	2,769	VAR	2,908	–	2,908
		495,115	$ 500,000	$ 995,115		527,466	$ 500,000	$ 1,027,466
Less current maturities		8,211				8,603		
Total Long-term debt		$ 486,904				$ 518,863		

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending April 1, 2006				Fiscal Year Ending October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$ -	$ 117,975	$ 150,000	2009	$ -	$ 115,782	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%	2011		18,000	18,000	2011		18,000	18,000
Mexico Revolving Credit Facility	2004	-	-	-	2004	-	-	-
Total Revolving Credit Facilities		$ -	$ 135,975	$ 168,000		$ -	$ 133,782	$ 168,000
Total Debt		$ 495,115	$ 635,975	$ 1,163,115		$ 527,466	$ 633,782	$ 1,195,466
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 495,115	$ 760,975	$ 1,288,115		$ 527,466	$ 758,782	$ 1,320,466

Summary Credit Ratios & Other Information

	FY2005	LTM Ending 4/1/06	2Q FY05	2Q FY06	6-Mo FY05	6-Mo FY06
EBITDA / Interest Expense (***)	13.20x	9.71x	14.29x	(*)	11.83x	3.87x
Adj. EBITDA / Interest Exp. (****)	12.82x	9.69x	12.56x	(*)	11.08x	3.87x
Total Debt / EBITDA (**)	0.94x	-	-	-	1.04x	1.25x
Net Debt / EBITDA (**)	0.70x	-	-	-	0.75x	1.08x
Total Debt / Total Capital	30.1%	-	-	-	34.1%	30.1%
Net Debt / Total Capital	24.4%	-	-	-	27.2%	27.1%
Net Worth (millions)	$1,223.6	-	-	-	$1,026.1	$1,147.4
Book Value/Common Share	$18.38	-	-	-	$15.42	$17.24

(*) EBITDA was negative and therfore insufficient to cover interest expense.

(**) For the 6-Mo FY05 and 6-Mo FY06, EBITDA used in this calculation is based on the LTM periods ending April 2, 2005 and April 1, 2006, respectively. See slide 17 for reconciliation.

(***) For FY2005, LTM Ending 4/1/06, 2Q FY05 and 6-Mo FY05, see slides 17 and 22 for reconciliation of EBITDA used in this calculation.

(****) For FY2005, LTM Ending 4/1/06, 2Q FY05 and 6-Mo FY05, EBITDA used in this calculation has been adjusted. See slides 17 and 22 for reconciliation.

Summary Credit Ratios & Other Information – Continued

	FY2005	LTM* Ending 4/2/05	LTM* Ending 4/1/06
Net Income	$ 264,979	$ 190,002	$ 154,743
Add:			
Income Tax Expense	138,544	123,883	67,816
Interest expense, net	43,932	47,703	40,895
Depreciation and amortization	134,944	118,632	136,194
Minus:			
Amortization of capitalized financing costs	2,321	2,233	2,728
EBITDA	$ 580,078	$ 477,987	$ 396,920
Adjustments:			
Turkey Restructuring	(5,277)	59,720	(837)
Other Restructuring	-	7,923	-
Turkey Recall Insurance	-	(23,815)	-
Turkey Recall Effects	-	-	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	(11,680)	-
Adjusted EBITDA	$ 563,121	$ 510,135	$ 396,083

Debt net of Cash Reconciliation

	FY2005	FY2005q2	FY2006q2
Total Debt	$ 527,466	$ 531,905	$ 495,114
Less Cash	132,567	147,837	67,680
Net Debt	$ 394,899	$ 384,068	$ 427,434

*For LTM Reconciliations see slides 23 and 25

Capital Expenditures



($ in millions)
Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$28.0
$9.0
$19.0
$30.7
$15.2
$15.5
$52.2
$14.8
$37.4
$74.5
$32.1
$42.4
$116.6
$46.9
$69.7
$138.9
$64.1
$74.8
2Q FY05
2Q FY06
6-Mo FY05
6-Mo FY06
2005
LTM 4/1/06

- *The Company projects FY2006 capital expenditures of approximately $140 to $175 million.

Other Information

Chicken Sales - Actual

($ in millions)	2nd Quarter FY2006	2nd Quarter FY2005	2nd Quarter %Change	2nd Quarter YTD FY2006	2nd Quarter YTD FY2005	2nd Quarter YTD %Change
Prepared Foods:						
Foodservice	$ 381.5	$ 415.0	-8.1%	$ 767.7	$ 817.0	-6.0%
Retail	72.6	68.0	6.7%	145.8	130.3	11.9%
Total Prepared Foods	454.1	483.0	-6.0%	913.5	947.3	-3.6%
Fresh Chicken						
Foodservice	339.3	375.1	-9.6%	691.3	719.9	-4.0%
Retail	118.2	149.1	-20.7%	246.4	299.3	-17.7%
Total Fresh Chicken	457.5	524.2	-12.7%	937.7	1,019.2	-8.0%
Export and Other						
Prepared Foods	15.6	15.1	3.0%	32.3	30.4	6.2%
Chicken	53.5	63.1	-15.1%	127.3	117.9	8.1%
Total Export	69.1	78.2	-11.6%	159.6	148.3	7.7%
Other Chicken By Products	4.5	5.4	-15.9%	8.6	10.8	-20.8%
Total Export and Other	73.6	83.6	-11.9%	168.2	159.1	5.7%
Total U.S. Chicken	985.2	1,090.8	-9.7%	2,019.4	2,125.6	-5.0%
Total Mexico Chicken	104.0	90.9	14.5%	196.4	187.8	4.6%
Total Chicken Sales	$ 1,089.2	$ 1,181.7	-7.8%	$ 2,215.8	$ 2,313.4	-4.2%

Turkey Sales - Actual

($ in millions)	2nd Quarter			2nd Quarter YTD		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Prepared Foods:						
Foodservice	$ 6.3	$ 17.5	-63.9%	$ 19.8	$ 42.6	-53.7%
Retail	4.5	8.2	-44.9%	12.4	17.3	-28.2%
Total Prepared Foods	10.8	25.7	-57.9%	32.2	59.9	-46.3%
Fresh Turkey						
Foodservice	0.9	3.9	-75.1%	3.4	7.2	-52.1%
Retail	4.9	7.0	-30.5%	42.5	48.5	-12.4%
Total Fresh Turkey	5.8	10.9	-46.5%	45.9	55.7	-17.5%
Export and Other						
Prepared Foods	0.1	0.3	-66.9%	0.1	0.6	-74.1%
Turkey Other	0.2	0.4	-55.4%	0.4	0.9	-60.4%
Total Export	0.3	0.7	-59.7%	0.5	1.5	-65.9%
Other Turkey By Products	0.2	-	7800.0%	0.4	-	1417.2%
Total Export and Other	0.5	0.7	-38.7%	0.9	1.5	-37.3%
Total Turkey Sales	$ 17.1	$ 37.3	-54.2%	$ 79.0	$ 117.1	-32.5%

Reconciliation – Adjusted EBITDA

	2Q FY05	2Q FY06	6-Mo FY05 *	6-Mo FY06 **
Net Income	$ 56,389	$ (31,954)	$ 104,898	$ (5,337)
Add:				
Income Tax Expense (benefit)	34,204	(15,147)	65,604	(5,124)
Interest expense, net	9,318	10,057	21,542	18,505
Depreciation and amortization	33,777	34,744	63,842	65,092
Minus:				
Amortization of capitalized financing costs	580	976	1,150	1,557
EBITDA	$133,108	($3,276)	$254,736	$71,579
Adjustments:				
Turkey Restructuring	(4,440)	-	(4,440)	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	-	(11,680)	-
Adjusted EBITDA	$116,988	($3,276)	$238,616	$71,579

* See slide 24 for reconciliation of 6-Mo FY05 EBITDA

** See slide 26 for reconciliation of 6-Mo FY06 EBITDA

Reconciliation – Adjusted LTM EBITDA

	3Q2004 Actual	4Q2004 Actual	1Q2005 Actual	2Q2005 Actual	LTM Ending 4/2/05
Net Income	$ 9,814	$ 75,290	$ 48,509	$ 56,389	$ 190,002
Add:					
Income Tax Expense (benefit)	12,263	46,016	31,400	34,204	123,883
Interest expense, net	14,690	11,471	12,224	9,318	47,703
Depreciation and amortization	29,122	25,668	30,065	33,777	118,632
Minus:					
Amortization of capitalized financing costs	643	440	570	580	2,233
EBITDA	$65,246	$158,005	$121,628	$133,108	$477,987
Adjustments:					
Turkey Restructuring	55,982	8,178	-	(4,440)	59,720
Other Restructuring	7,923	-	-	-	7,923
Turkey Recall Insurance	-	(23,815)	-	-	(23,815)
Vitamin, Methionine and other Litigation Settlements	-	-	-	(11,680)	(11,680)
Adjusted EBITDA	$129,151	$142,368	$121,628	$116,988	$510,135

Reconciliation – Adjusted FY2005 EBITDA

	1Q2005 Actual	2Q2005 Actual	2Q2005 YTD*	3Q2005 Actual	4Q2005 Actual	FY2005 Actual
Net Income	$ 48,509	$ 56,389	$104,898	$ 85,352	$ 74,729	$ 264,979
Add:						
Income Tax Expense (benefit)	31,400	34,204	65,604	38,324	34,616	138,544
Interest expense, net	12,224	9,318	21,542	12,322	10,068	43,932
Depreciation and amortization	30,065	33,777	63,842	30,421	40,681	134,944
Minus:						
Amortization of capitalized financing costs	570	580	1,150	590	581	2,321
EBITDA	$121,628	$133,108	$254,736	$165,829	$159,513	$580,078
Adjustments:						
Turkey Restructuring	-	(4,440)	(4,440)	(837)	-	(5,277)
Vitamin, Methionine and other Litigation Settlements	-	(11,680)	(11,680)	-	-	(11,680)
Adjusted EBITDA	$121,628	$116,988	$238,616	$164,992	$159,513	$563,121

*2Q2005 YTD is the sum of 1Q2005 Actual and 2Q2005 Actual

Reconciliation – Adjusted LTM EBITDA

	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	LTM Ending 4/1/06
Net Income	$ 85,352	$ 74,728	$ 26,617	$ (31,954)	$ 154,743
Add:					
Income Tax Expense (benefit)	38,324	34,616	10,023	(15,147)	67,816
Interest expense, net	12,322	10,068	8,448	10,057	40,895
Depreciation and amortization	30,421	40,681	30,348	34,744	136,194
Minus:					
Amortization of capitalized financing costs	590	581	581	976	2,728
EBITDA	$165,829	$159,512	$74,855	($3,276)	$396,920
Adjustments:					
Turkey Restructuring	(837)	-	-	-	(837)
Adjusted EBITDA	$164,992	$159,512	$74,855	($3,276)	$396,083

Reconciliation – EBITDA YTD Actual

	1Q2006 Actual	2Q2006 Actual	2Q2006 YTD
Net Income	$ 26,617	$ (31,954)	$ (5,337)
Add:			
Income Tax Expense (benefit)	10,023	(15,147)	(5,124)
Interest expense, net	8,448	10,057	18,505
Depreciation and amortization	30,348	34,744	65,092
Minus:			
Amortization of capitalized financing costs	581	976	1,557
EBITDA	$74,855	($3,276)	$71,579